UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 12, 2026

SPX TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-6948	88-3567996
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6325 Ardrey Kell Road, Suite 400,
Charlotte, North Carolina 28277
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code  (980) 474-3700

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, par value $0.01	SPXC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
SPX Technologies, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”) on May 12, 2026. At the Annual Meeting, the proposals listed below were submitted to a vote of the stockholders. The proposals are described in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on March 31, 2026 (the “2026 Proxy Statement”). The voting results for each proposal are set forth below.

As of the record date for the Annual Meeting, there were 50,176,770 shares of common stock of the Company (“Common Stock”) outstanding and entitled to vote on each matter presented at the Annual Meeting. At the Annual Meeting, 48,295,603 shares of common stock, or approximately 96.25% of the outstanding shares of Common Stock entitled to vote, were represented in person or by proxy.

Proposal 1: Election of directors.

Director Nominee	Term Expiring	For	Against	Abstain	Broker Non-Votes
Ricky D. Puckett	2027	46,077,470	471,357	35,502	1,711,274
Meenal A. Sethna	2027	45,770,431	771,676	42,222	1,711,274
Tana L. Utley	2027	46,192,240	311,113	80,976	1,711,274

Each of the above-listed nominees was elected as a director for a term expiring at the Company's annual meeting of stockholders to be held in 2027.

Proposal 2: Approval of named executive officers’ compensation as disclosed in the 2026 Proxy Statement, on a non-binding advisory basis (“Say-on-Pay”).

For	Against	Abstain	Broker Non-Votes
43,785,463	2,737,610	61,256	1,711,274

A majority of votes cast in the advisory vote were for approval of the compensation of the Company’s named executive officers and, accordingly, the Company’s stockholders approved the Company’s named executive officers’ compensation as disclosed in the 2026 Proxy Statement, on a non-binding advisory basis.

Proposal 3: Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2026.

For	Against	Abstain
47,186,482	1,071,387	37,734

As a result, the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2026 was ratified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX TECHNOLOGIES, INC.
(Registrant)

Date: May 12, 2026	By:	/s/ Daniel J. Whitman
Daniel J. Whitman
Vice President, General Counsel and Secretary

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